FOURTH QUARTER 2012 RESULTS Willis Group Holdings February, 2013 Exhibit 99.2

Important disclosures regarding forward-looking statements

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current Eurozone sovereign debt crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any operational charges or any revenue generating initiatives; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Employee Benefit areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue;
the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions or growth from associates; the further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets and Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also
Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2011, and our subsequent filings with the Securities and Exchange Commission, including our Form 10-Q for the quarter ended September 30, 2012.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-
GAAP financial measures may differ from other companies and therefore comparability may be limited.

Balance sheet and cash flow highlights

As of
Dec 31,
2012
Dec 31,
2011
Cash $500 $436
$2.35 bn $2.37 bn
See important disclosures regarding Non-GAAP measures starting on page 13
Year ended
Dec 31,
2012
Dec 31,
2011
Cash flow from
operations
$524 $439
$64 million increase in cash at end of
2012 vs. prior year
$15 million debt repayment in 2012
$85 million increase in cash flow from
operations  in 2012 vs. 2011
Major uses of 2012 cashflow:
Paid dividends of $185 million
Capital expenditures of $135 million
Share repurchases of $100 million
M&A expenditures of $69 million
Total debt

Summary financial results

Q4 2012 Q4 2011 FY 2012 FY 2011
Organic
commission
and fee growth
7.5% (2.3)% 3.1% 1.8%
Adjusted
operating
income
$166m $153m $752m $775m
Adjusted
operating
margin
19.1% 18.7% 21.6% 22.5%
Reported EPS $(4.65) $0.14 $(2.58) $1.15
Adjusted EPS $0.45 $0.45 $2.58 $2.74
See important disclosures regarding Non-GAAP measures starting on page 13

Total expenses
Q4 2012 total adjusted expenses
up 5.9%, or 6.5% on an underlying
basis
Primarily driven by 8.6% growth
in adjusted S&B
Other operating expense decline
1.9% on an adjusted basis
Full year 2012, total adjusted
expenses grew 2.1%, or 4.7% on
an underlying basis

$ millions
Q4
2012
Q4
2011
1,646 738 123.0%
North America segment
goodwill impairment
(492) -
2012 cash bonus accrual (252) -
Write-off unamortized cash
retention awards
(200) -
Insurance recovery 5 -
Loss on disposal (2) -
2011 Operational review - (50)
Write-off uncollectible
accounts receivable
- (22)
705 666 5.9%
Y-o-Y FX movement 4
709 666 6.5%
See important disclosures regarding Non-GAAP measures starting on page 13
Total expenses – reported
Total expenses – adjusted
Total expenses - underlying

Salaries and benefits
Q4 2012:  8.6% adjusted and
underlying S&B growth, driven by:
Difficult comparison as Q4 2011
included largest savings from 2011
operational review
Headcount up by approx. 400 FTEs
Salary increases
Underlying S&B consistent
throughout 2012: $512 - $515m each
quarter

See important disclosures regarding Non-GAAP measures starting on page 13
$ millions
Q4
2012
Q4
2011
Salaries and benefits –
reported
967 510 89.6%
2012 cash bonus accrual (252) -
Write-off unamortized
retention awards
(200) -
2011 Operational review - (36)
Salaries and benefits –
adjusted
515 474 8.6%
Y-o-Y FX movement -
Salaries and benefits  -
underlying
515 474 8.6%
Full year 2012 adjusted S&B up 3.6%,
underlying S&B up 5.4%

Salaries and benefits – assuming cash bonus accrued
throughout 2012
Above shows salaries and benefits expense as if we had been accruing for a cash bonus throughout
2012
S&B would have been $48 million higher
This is the basis on which we will be accounting for bonuses in 2013 and beyond

$ millions Q1 Q2 Q3 Q4 FY
Salaries and benefits
– adjusted
$ 506 500 502 515 $ 2,023
Amortization of cash
retention awards
(59) (51) (46) (48) (204)
2012 cash bonus
accrual
63 63 63 63 252
Salaries and benefits
– assuming cash
bonus accrued
$ 510 512 519 530 $ 2,071
$48 m
increase
See important disclosures regarding Non-GAAP measures starting on page 13

Impact on adjusted EPS – assuming cash bonus accrued
throughout 2012
Q1 Q2 Q3 Q4 FY
Adjusted EPS – as
disclosed
$1.32 $0.59 $0.22 $0.45 $2.58
Adjusted EPS – assuming
cash bonus accrued
$1.31 $0.54 $0.15 $0.38 $2.38
Difference $(0.01) $(0.05) $(0.07) $(0.07) $(0.20)
If we had been accruing for a cash bonus throughout 2012:
S&B would have been $48 million higher
Adjusted EPS would have been $0.20 lower
See important disclosures regarding Non-GAAP measures starting on page 13

Other operating expenses
Q4 2012: Other operating expenses
declined 1.9% on an adjusted basis
On an underlying basis (excluding
FX movement), other operating
expenses were up a modest 0.6%
Full year 2012, Other operating
expenses declined 2.7% on an
adjusted basis, and increased
3.3% on an underlying basis

$ millions
Q4
2012
Q4
2011
Other operating
expenses – reported
150 194 (22.7)%
Insurance recovery 5 -
Write-off of
uncollectible accounts
receivable
- (22)
2011 Operational
review
- (14)
Other operating
expenses  – adjusted
155 158 (1.9)%
Y-o-Y FX movement 4
Salaries and benefits  -
underlying
159 158 0.6%
See important disclosures regarding Non-GAAP measures starting on page 13

Adjusted operating margin
Adjusted operating margin up 40 bps
driven by
Higher commissions and fees
Offset by higher S&B and lower
investment income

See important disclosures regarding Non-GAAP measures starting on page 13
Q4
2012
Q4
2011
Operating  margin –
reported
(89.0)% 9.9% NM
Operating margin  –
adjusted
19.1% 18.7% +40bps

APPENDICES

Important disclosures regarding non-GAAP measures

Commissions and fees analysis
(a) Included in North America reported commissions and fees were legacy HRH contingent commissions of $nil in the fourth quarter of 2012 and the fourth quarter of
2011 and $2 million in 2012 compared with $5 million in 2011.
2012 2011 Change
Foreign
currency
translation
Acquisitions
and  disposals
Organic
commissions
and fees growth
($ millions) % % %
%
Three months ended
December 31, 2012
Global $237 $213 11.3 (0.3) - 11.6
North America
(a)
331 316 4.7 (0.3) - 5.0
International 299 281 6.4 (1.0) - 7.4
Commissions and Fees $867 $810 7.0 (0.5) - 7.5
Twelve months ended
December 31, 2012
Global $1,124 $1,073 4.8 (1.3) - 6.1
North America
(a)
1,306 1,314 (0.6) - - (0.6)
International 1,028 1,027 0.1 (4.8) - 4.9
Commissions and Fees $3,458 $3,414 1.3 (1.8) - 3.1

Important disclosures regarding non-GAAP measures

Operating income and adjusted operating income
2011 2012
(In millions) 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY
Operating Income $239 $156 $90 $81 $566 $317 $179 $70 ($775) ($209)
Excluding:
Goodwill impairment charge - - - - - - - - 492 492
Write-off of unamortized cash retention awards - - - - - - - - 200 200
2012 cash bonus accrual - - - - - - - - 252 252
2011 Operational review charge 97 18 15 50 180 - - - - -
FSA regulatory settlement - 11 - - 11 - - - - -
Write-off of uncollectible accounts receivable and legal
fees
- - - 22 22 13 - - - 13
Net (gain)/loss on disposal of operations (4) - - - (4) - - 1 2 3
Insurance recovery - - - - - - (5) (5) (10)
India JV settlement 11 - 11
Adjusted Operating Income $332 $185 $105 $153 $775 $330 $174 $82 $166 $752
Operating Margin 23.7% 18.1% 11.8% 9.9% 16.4% 31.3% 21.3% 9.3% (89.0)% (6.0)%
Adjusted Operating Margin 33.0% 21.5% 13.8% 18.7% 22.5% 32.6% 20.7% 10.9% 19.1% 21.6%

Important disclosures regarding non-GAAP measures

Net income to adjusted net income
2011 2012
(In millions, except per share data) 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY
Net Income $35 $84 $60 $24 $203 $225 $107 $26 ($804) ($446)
Excluding the following, net of tax:
Goodwill impairment charge - - - - - - - - 458 458
Write-off of unamortized cash retention awards - - - - - - - - 138 138
2012 cash bonus accrual - - - - - - - - 175 175
2011 operational review charge 69 12 11 36 128 - - - - -
FSA regulatory settlement - 11 - - 11 - - - - -
Net (gain)/loss on disposal of operations (4) - - - (4) - - 1 2 3
Make-whole amounts on repurchase and redemption of Senior
Notes and write-off of unamortized debt costs
124 - 1 6 131 - - - -
Write-off of uncollectible accounts receivable and legal fees - - - 13 13 8 - - - 8
Insurance recovery - - - - - - (3) - (3) (6)
India JV settlement - - - - - - - 11 - 11
Deferred tax valuation allowance - - - - - - - - 113 113
Adjusted Net Income $224 $107 $72 $79 $482 $233 $104 $38 $79 $454
Diluted shares outstanding 174 176 176 176 176 176 176 175 175 176
Net income
$0.20 $0.48 $0.34 $0.14 $1.15 $1.28 $0.61 $0.15 ($4.65) ($2.58)
per diluted share
Adjusted net income
$1.29 $0.61 $0.41 $0.45 $2.74 $1.32 $0.59 $0.22 $0.45 $2.58 per diluted share

Important disclosures regarding non-GAAP measures

Adjusted EBITDA and Debt/Adjusted EBITDA
2011 2012
(In millions) 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q FY
Operating Income $239 $156 $90 $81 $566 $317 $179 $70 ($775) ($209)
Excluding:
Goodwill impairment charge - - - - - - - - 492
492
Write-off of unamortized cash retention awards - - - - - - - - 200
200
2012 cash bonus accrual - - - - - - - - 252
252
2011 Operational review charge 97 18 15 50 180 - - - - -
FSA regulatory settlement - 11 - - 11 - - - - -
Write-off of uncollectible accounts receivable and
legal fees
- - - 22 22 13 - - - 13
Insurance recovery
- - - - - - (5) - (5) (10)
Net (gain)/loss on disposal of operations (4) - - - (4) - - 1
2 3
India JV settlement - - - - - - - 11 - 11
Adjusted Operating Income $332 $185 $105 $153 $775 $330 $174 $82 $166 $752
Add back
Depreciation 16 18 17 18 69 19 19 21 20 79
Amortization of intangibles 17 17 18 16 68 15 15 14 15 59
Adjusted EBITDA $365 $220 $140 $187 $912 $364 $208 $117 $201 $890
Debt 2,369 2,353
Debt / Adjusted EBITDA 2.6x 2.6x

Total expenses - 2012

$ millions 2012 2011
3,689 2,881 28.0%
North America segment
goodwill impairment
(492) -
2012 cash bonus accrual (252) -
Write-off unamortized cash
retention awards
(200) -
Insurance recovery 10 -
Loss on disposal (3) 4
2011 Operational review - (180)
Write-off uncollectible
accounts receivable
(13) (22)
India JV (11) -
FSA Settlement - (11)
2,728 2,672 2.1%
Y-o-Y FX movement 70
2,798 2,672 4.7%
See important disclosures regarding Non-GAAP measures starting on page 13
Total expenses – reported
Total expenses – adjusted
Total expenses - underlying

Salaries and benefits - 2012

See important disclosures regarding Non-GAAP measures starting on page 13
$ millions 2012 2011
Salaries and benefits –
reported
2,475 2,087 18.6%
2012 cash bonus accrual (252) -
Write-off unamortized
retention awards
(200) -
2011 Operational review - (135)
Salaries and benefits –
adjusted
2,023 1,952 3.6%
Y-o-Y FX movement 34
Salaries and benefits  -
underlying
2,057 1,952 5.4%

Other operating expenses - 2012

$ millions 2012 2011
Other operating expenses
– reported
581 656 (11.4)%
Insurance recovery 10 -
Write-off of uncollectible
accounts receivable
(13) (22)
2011 Operational review - (40)
India JV (11) -
FSA settlement - (11)
Other operating expenses
– adjusted
567 583 (2.7)%
Y-o-Y FX movement 35
Salaries and benefits  -
underlying
602 583 3.3%
See important disclosures regarding Non-GAAP measures starting on page X
See important disclosures regarding Non-GAAP measures starting on page 13

IR Contacts Peter Poillon Tel: 212-915-8084 Email: peter.poillon@willis.com Mark Jones Tel: 212-915-8796 Email: mark.p.jones@willis.com 19

FOURTH QUARTER 2012 RESULTS Willis Group Holdings February, 2013